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                                                                   EXHIBIT 10.24

                              SOFTWARE PRODUCTION

                                      AND

                            DISTRIBUTION AGREEMENT

                                    BETWEEN

                                  KLA TENCOR

                                      AND

                      NUMERICAL TECHNOLOGIES, INC. (NTI)

                                JANUARY 9, 1998

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL










[***]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                SOFTWARE PRODUCTION AND DISTRIBUTION AGREEMENT

     This Software Production and Distribution Agreement (this "AGREEMENT"), effective as of January 9, 1998 (the "EFFECTIVE DATE"), is entered into by and between Numerical Technologies, Inc., a California corporation with its primary place of business at 333 West Maude Avenue, Suite 207, Sunnyvale, California 94086 ("NTI"), and KLA-Tencor Corporation, a Delaware corporation with its primary place of business at 160 Rio Robles, San Jose, California 95134 ("KLA-TENCOR").

                                   RECITALS

     A. KLA-Tencor, among other things, develops and sells hardware used to perform quality inspection and analysis of photomasks used in the manufacture of integrated circuits.

     B. NTI, among other things, develops, markets, and distributes software tools for manipulating integrated circuit designs for application in the production of semiconductors, including certain software designed for reticle defect analysis.

     C.   KLA-Tencor desires to have NTI produce certain software tools
(based, in part, on certain of NTI's proprietary software tools and libraries) for use in connection with KLA-Tencor's photomask quality inspection and analysis hardware, and to have NTI grant KLA the right to market and distribute such software tools for use in connection with KLA-Tencor's quality inspection and analysis hardware.

     D. KLA-Tencor also desires to distribute one or more of NTI's existing software tools.

     E. NTI desires to produce such tools and grant to KLA-Tencor such distribution rights, all in accordance with the terms and conditions of this Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration for the mutual covenants contained herein, the parties agree as follows:

1.   DEFINITIONS

     1.1 "VIRTUAL STEPPER" means NTI's existing software tool marketed under the name "Virtual Stepper" or "TINT" used for simulation of photolithography, and accompanying documentation.

     1.2 "RAPID VIRTUAL STEPPER" means the version of the Virtual Stepper adapted under this Agreement to execute in conjunction with KLA Tencor reticle equipment.

     1.3 "VIRTUAL STEPPER LIBRARIES" mean the software and existing intellectual property underlying NTI's Virtual Stepper software.

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

     1.4 "VIRTUAL STEPPER MODULES" or "MODULES" mean the software to be produced under this Agreement based on the Virtual Stepper Libraries that includes a printable coefficient module (the "PRINT MODULE"), a two dimensional image module (the "2-D IMAGE MODULE"), and a process window module (the "WINDOW MODULE"). Modules include all error corrections and Upgrades thereto provided by NTI in accordance with the terms of this Agreement.

     1.5 "PRODUCT(S)" means the RAPID Virtual Stepper and the Modules, individually or collectively.

     1.6 "DEVELOPMENT SCHEDULE" means the schedule according to which NTI shall adapt the Virtual Stepper and the Modules, to be attached as EXHIBIT A hereto. Such schedule may be amended from time to time upon written agreement of the parties.

     1.7 "END USER" means a direct or indirect customer of KLA-Tencor that is authorized to use the Products for the End User's internal business purposes in accordance with the terms of Section 4.4(a).

     1.8 "FEASIBILITY STUDY" means a review and assessment of the technical requirements for the production of the Products to be undertaken jointly by KLA Tencor and NTI, set forth in writing and attached thereafter as EXHIBIT A hereto.

     1.9 "INTELLECTUAL PROPERTY RIGHTS" means patent rights (including patent applications and disclosures), rights of priority, mask work rights, copyrights, trade secrets, know-how and any other intellectual property rights recognized in any country or jurisdiction in the world.

     1.10 "KLA-TENCOR DATA" means the data that KLA-Tencor will make available to NTI to enable NTI to produce and test the Products, in accordance with the terms of this Agreement, and any other data as KLA-Tencor may provide from time to time hereunder.

     1.11 "KLA-TENCOR MATERIALS" means, collectively, a market requirements document, the KLA-Tencor Data and any other Intellectual Property Rights developed by KLA-Tencor in the course of performing under this Agreement as listed in EXHIBIT F.

     1.12 "NUMERICAL MATERIALS" means the software, libraries, data, and any other Intellectual Property Rights developed by NTI in the course of performing under this Agreement and other materials as listed in EXHIBIT G.

     1.13 "SPECIFICATIONS" means the functional specifications and performance requirements for the Products, respectively, to be agreed upon by the parties and attached thereafter as EXHIBIT C hereto. The parties may amend EXHIBIT C from time to time upon written agreement in accordance with the terms and conditions of Section 2.1(c).

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

     1.14 "SUB-DISTRIBUTOR" means a company that is authorized to market, distribute and sub-license the Products to End Users or other Sub-distributors in accordance with the terms of Section 4.4(b).

     1.15 "UPGRADES" means separately-priced enhancements to the Products produced by NTI under this Agreement. "Upgrades" includes without limitation any enhancements produced by NTI under this Agreement pursuant to Section 1(c) of EXHIBIT E to correct Severity Level 3, Severity Level 4, and Severity Level 5 errors in the Products.

2.   DEVELOPMENT AND ACCEPTANCE.

     2.1  FEASIBILITY STUDY AND SPECIFICATIONS.

          (a) KLA Tencor will provide a Feasibility Study plan to NTI, and NTI and KLA Tencor will diligently conduct the Feasibility Study in accordance with the Development Schedule. Within ten (10) business days following the conclusion of the Feasibility Study, the parties will discuss in good faith whether to proceed with development of the Specifications or terminate the Agreement. Either party may terminate this Agreement at the conclusion of the Feasibility Study upon written notice to the other party. Termination of this Agreement by the parties in accordance with the terms of this subsection (a) will, in no event, be deemed a termination for cause or material breach. Upon termination of this Agreement by either party at the end of the Feasibility Study, NTI will refund all product fees prepaid by KLA Tencor, less 20% of such pre-paid fees for each month (or part thereof) which has passed since February 28, 1998.

          (b) If the parties decide to have NTI proceed with development of the Specifications, NTI will use its diligent efforts to develop the Specifications for the Products. NTI will deliver the Specifications to KLA-Tencor in accordance with the Development Schedule. Within ten (10) business days following such delivery, KLA-Tencor will provide NTI with a written notice of approval of the Specifications or a written statement that specifically identifies any material deficiencies in the Specifications (a "STATEMENT OF DEFICIENCIES"). If KLA-Tencor provides NTI with a Statement of Deficiencies, NTI will revise the Specifications thirty (30) days and re-deliver the Specifications to KLA-Tencor for review. The foregoing procedure will repeat until KLA-Tencor provides NTI with a written notice of approval of the Specifications or the process has been repeated two (2) times. In that case, either both parties can mutually agree to extend the number of iterations beyond two (2), or KLA Tencor will be entitled to terminate this Agreement in accordance with section 15.2. If KLA-Tencor fails to provide NTI with a written notice of approval of the Specifications or a Statement of Deficiencies within thirty (30) days of any delivery or re-delivery of the Specifications to KLA-Tencor hereunder, then the Specifications will be deemed accepted by KLA-Tencor.

          (c) If KLA-Tencor desires to materially modify the Specifications (after approval thereof under Section 2.1(b) above, KLA-Tencor will present to NTI a written request describing such modification in reasonable detail (a "CHANGE ORDER"). KLA-Tencor expressly acknowledges and agrees that NTI's performance of such Change Orders may result in increased costs and/or delays in the

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

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Development Schedule. NTI will promptly determine, in NTI's reasonable discretion, whether such Change Order can be accomplished, and within thirty
(30) days of receipt thereof, will provide KLA-Tencor with a written statement that describes the impact of the Change Order on NTI's development efforts hereunder, including without limitation any additional compensation and changes to the Development Schedule. If, after receipt of such written statement from NTI, KLA-Tencor desires NTI to perform such Change Order, then KLA-Tencor will provide NTI with written confirmation thereof, and the Specifications, Development Schedule and payment terms, as applicable, will be deemed amended by the terms and conditions of such Change Order.

     2.2 PRODUCT DEVELOPMENT. Following acceptance of the Specifications by KLA-Tencor in accordance with Section 2.1, NTI will produce the Products in accordance with the Specifications, and will deliver both a prototype version and the final, completed version of each of the Products (each a "DELIVERABLE") to KLA-Tencor in accordance with the Development Schedule.

     2.3 TECHNICAL CONTACTS. KLA-Tencor and NTI will each designate primary and alternate technical contacts (collectively, the "TECHNICAL CONTACTS") as the primary individuals responsible for facilitating communication between KLA-Tencor and NTI regarding all technical matters and for coordinating the design, production, and testing of the Products. Each party may change its respective Technical Contact at any time by providing the other party with no less than five (5) days' advance notice.

     2.4 ASSISTANCE BY KLA-TENCOR. KLA-Tencor will provide the KLA-Tencor Materials to NTI in accordance with the Development Schedule. In addition, KLA-Tencor agrees to provide such technical cooperation and assistance as NTI may reasonably require to produce the Products and to make the Products compatible with other KLA-Tencor products.

     2.5 ACCEPTANCE PROCEDURE. NTI will promptly deliver each Deliverable to KLA-Tencor as soon as it is completed and ready for acceptance testing in accordance with this Section. Following each such delivery, KLA-Tencor will test such Deliverable to ensure that the Deliverable conforms in all material respects with the applicable portion of the Specifications.

Within twenty (20) days after delivery of each such Deliverable, KLA-Tencor will provide NTI with a written notice of acceptance of the Deliverable or a written statement that specifically identifies any material failure of the Deliverable to comply with the relevant portion of the Specifications (a "STATEMENT OF ERRORS"). If KLA-Tencor provides NTI with a Statement of Errors, NTI must correct such deficiencies so that the Deliverable will conform to the relevant portion of the Specifications within thirty (30) days and redeliver such Deliverable to KLA-Tencor for re-testing.

The foregoing procedure may be repeated until KLA-Tencor provides NTI with a written notice of acceptance of the Deliverables or the process has been repeated two (2) times. In that case, either both parties can either mutually agree to extend the number of iterations beyond two (2), or KLA Tencor will have the right to terminate all or any portion of this Agreement pursuant to section 15.2.

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

     2.6 ADDITIONAL AND FUTURE DEVELOPMENT WORK. Any additional or future development work proposed by KLA-Tencor or KLA-Tencor customers to be performed by NTI, and not required by this Agreement, shall be separately negotiated and subject to the mutual agreement of the parties on the terms under which such work will be performed.

3.   INTERNAL USE LICENSE GRANT BY NTI FOR OTHER NUMERICAL TECHNOLOGIES TOOLS.

     Subject to the terms and conditions of this Agreement, NTI grants to KLA-Tencor in accordance with the terms and conditions of NTI's standard software license agreement, attached hereto as EXHIBIT I (the "NTI SOFTWARE LICENSE AGREEMENT"), a single user license for the Virtual Stepper. KLA-Tencor agrees to pay NTI a license fee of [***] within thirty (30) days of the Effective Date in consideration for (i) the licenses granted under this
Section 3; (ii) training to be provided by NTI to KLA-Tencor personnel pursuant Section 12.1(a); and (iii) one (1) year of NTI's standard maintenance and support for the Virtual Stepper. Any standard maintenance and support for the Virtual Stepper provided by NTI to KLA-Tencor after such one (1) year period will be provided at NTI's then-current rates.

4.   LICENSE GRANTS AND COVENANTS BY NTI.

     4.1 RAPID VIRTUAL STEPPER DISTRIBUTION LICENSE. Subject to the terms and conditions of this Agreement (including without limitation Section 4.4(a)), NTI hereby grants to KLA-Tencor a perpetual, worldwide, nonexclusive, nontransferable, irrevocable license to market, distribute and sublicense (both directly and through Sub-distributors) the RAPID Virtual Stepper, in object code form, solely to End Users who are customers of KLA-Tencor. In no event may KLA-Tencor market or distribute the RAPID Virtual Stepper to any company or other entity that is not a customer of KLA-Tencor products.

     4.2  INTERNAL USE AND DISTRIBUTION LICENSE FOR THE MODULES.

          (a) Subject to the terms and conditions of this Agreement (including without limitation Section 4.4(b)), NTI hereby grants to KLA-Tencor a nontransferable, perpetual, worldwide, irrevocable license under all Intellectual Property Rights in the Modules: (i) to market, distribute, and sublicense (directly and through Sub-distributors) the Products, in object code form, to End Users; provided, that KLA-Tencor may only market, distribute and sublicense the Products bundled with or for use in connection with other KLA-Tencor products; (ii) to perform and display the Products in connection with marketing and demonstrating the Products to current and prospective End Users and (iii) to provide installation support to End Users; and (iv) to copy the Products as necessary to exercise the rights set forth in the foregoing clauses
(i), (ii), and (iii). KLA Tencor will have the right to prepare authorization keys that allow the licensed End Users to use the Products.

     4.3 RESTRICTIONS ON LICENSES. KLA-Tencor has no right to transfer, sub-license or otherwise distribute the Products to any third party except as expressly set forth in this Agreement. KLA-Tencor shall not, and shall not allow any third party to:

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

[***]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          (a) decompile, disassemble, reverse engineer or modify any portion of the Products, except to the extent permitted by law;

          (b) copy or otherwise reproduce the Products except for the purpose of making an archival backup copy or as expressly authorized by this Agreement; and

          (c) use the Products to provide service bureau, time sharing, or other computer services to third parties.

     4.4  AGREEMENT WITH END USERS.

          (a) KLA-Tencor will not distribute the RAPID Virtual Stepper to any End User unless and until each such End User has first executed a written end user software license agreement with NTI that: (i) contains the terms and conditions set forth in EXHIBIT J (the "RAPID VIRTUAL STEPPER TERMS"); (ii) makes no representations or warranties on behalf of NTI; and (iii) does not grant any rights to such End User beyond the scope of the RAPID Virtual Stepper Terms. Any material changes to the RAPID Virtual Stepper Terms requires NTI's prior written approval.

          (b) KLA-Tencor will not distribute the Products to End Users unless and until each such End User is subject to the terms and conditions of a supplemental license agreement in addition to KLA Tencor's normal Terms and Conditions. This agreement will contain terms which comply with those set forth in EXHIBIT K (the "MODULE TERMS").

          (c) KLA-Tencor may not distribute the Products to any Sub-distributor unless each such Sub-distributor has executed a written sub-distributor license agreement with KLA-Tencor that: (i) protects NTI and its proprietary rights in the Products to at least the same degree as the terms and conditions of this Agreement; (ii) makes no representations or warranties on behalf of NTI; and
(iii) does not permit distribution of the Products beyond the scope of this Agreement (including without limitation an express prohibition on distribution of the Products except bundled with or for use in connection with other KLA-Tencor products.

     4.5 SOURCE CODE ESCROW. NTI agrees, at KLA-Tencor's expense, to enter into an escrow agreement ("ESCROW AGREEMENT") with respect to the source code of the Products with Data Securities International, Inc., in the form set forth in EXHIBIT L hereto within sixty (60) days of signing this Agreement. NTI will deposit into escrow copies of the source code for the Products, respectively, within thirty (30) days of receipt of payment for each such Product. The parties agree that the conditions for release of such source code shall be solely as set forth in the Escrow Agreement. From time to time, NTI will also deposit into the escrow account the source code for any error corrections and Upgrades thereto, if any, provided by NTI to KLA-Tencor pursuant to this Agreement. At KLA-Tencor's request and sole expense, NTI will also deposit into the escrow account the information and materials specified in EXHIBIT L. (The parties may amend EXHIBIT L from time to time by written agreement.) In any case, a breach of the contract by KLA Tencor will not be a release condition under the Escrow Agreement.

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

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     4.6  NUMERICAL TECHNOLOGIES COVENANT. Numerical Technologies agrees that it will not use or disclose the Feasibility Study and Products (exclusive of the Numerical Materials) except for the benefit of KLA Tencor.

     4.7 RESERVATION BY NUMERICAL TECHNOLOGIES. KLA Tencor has no rights in the Numerical Materials except as set forth herein. NTI and its suppliers reserve all rights in the Numerical Materials not expressly granted to KLA Tencor in this Agreement.

5.   TRADEMARK LICENSE GRANT BY NTI.

     Subject to the terms and conditions of this Agreement, NTI grants KLA-Tencor a worldwide, non-exclusive, non-transferable royalty-free license for the term of this Agreement to use NTI's applicable trademarks, service marks, and logos identified in EXHIBIT H (the "MARKS") solely in connection with KLA-Tencor's marketing of the Products. (The parties may amend EXHIBIT H from time to time by written agreement.) Nothing in this Agreement grants KLA-Tencor any ownership or any rights in or to use the Marks except in accordance with this license, and all goodwill or value inuring to the Marks shall belong exclusively to NTI. KLA-Tencor will comply with NTI's guidelines regarding use and placement of such Marks. The rights granted to KLA-Tencor in this license will terminate upon any termination of this Agreement. Upon such termination, KLA-Tencor will no longer make any use of any Marks. NTI will have the exclusive right to own, use, hold, apply for registration for, and register the Marks during the term of, and after the termination of, this Agreement. KLA-Tencor will neither take nor authorize any activity inconsistent with such exclusive rights.

6.   KLA-TENCOR MATERIALS LICENSE.

     6.1 LICENSE GRANT. Subject to the terms and conditions of this Agreement, KLA-Tencor hereby grants to NTI a nonexclusive, nontransferable, limited license under all of KLA-Tencor's Intellectual Property Rights in the KLA-Tencor Materials to use, copy, modify and make derivative works based on the KLA-Tencor Materials solely for the purpose of producing the Products and for developing any other products, programs or technology hereunder, as mutually agreed in writing by the parties, in the form of an amendment to this Agreement executed by duly authorized representatives of each party. NTI will not use the KLA-Tencor Materials for any purpose, except in accordance with the license rights set forth in section 6.1.

     6.2 RESERVATION BY KLA-TENCOR. NTI has no rights in the KLA-Tencor Materials except as set forth herein. KLA-Tencor and its suppliers reserve all rights in the KLA-Tencor Materials not expressly granted to NTI herein.

7.   PRODUCT CONFIGURATION.

     7.1 BUNDLING OPTIONS. The parties acknowledge that the Modules which are produced in the course of this Agreement may be deemed by KLA Tencor to have a variety of packaging configurations, and KLA Tencor retains complete freedom to configure the Modules in any product offering or

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL
configuration it sees fit. Notwithstanding the foregoing, KLA Tencor acknowledges that in any configuration it selects to use the Modules, NTI's name and marks will be made available and obvious to the End User if the Module is used.

8.   PROPRIETARY MARKING AND OWNERSHIP.

     8.1 NTI OWNERSHIP. As between KLA-Tencor and NTI, subject to the rights granted in this Agreement, NTI will own all worldwide right, title and interest in and to the Numerical Materials, and all worldwide Intellectual Property Rights therein.

     8.2 NTI PROPRIETARY RIGHTS LEGENDS. KLA-Tencor will not delete or alter in any manner the Intellectual Property Rights legends of NTI and its suppliers appearing in the Products and any accompanying documentation, and will reproduce such legends in all copies of KLA-Tencor may make of the Products.

     8.3 KLA-TENCOR OWNERSHIP. As between NTI and KLA-Tencor, KLA-Tencor will own all worldwide right, title and interest in and to the KLA-Tencor Materials, and the Specifications (subject to NTI's underlying rights and ownership of the Numerical Materials), and all worldwide Intellectual Property Rights therein.

     8.4 JOINT OWNERSHIP. As between NTI and KLA-Tencor, KLA-Tencor and Numerical Technologies will jointly own all worldwide right, title and interest in and to the Feasibility Study and the Products (subject to NTI's underlying rights and ownership of the Numerical Materials and KLA Tencor's underlying rights and ownership of the KLA Tencor Materials).

9.   ORDER AND DELIVERY OF PRODUCTS.

     9.1 ORDERS. KLA Tencor is not obligated to order any additional quantity of the Products from NTI unless the final, complete version has been accepted, pursuant to section 2.5. KLA-Tencor's acceptance of the RAPID Virtual Stepper pursuant to Section 2.5 shall be deemed an order for [***] licenses for the RAPID Virtual Stepper. NTI will ship to KLA-Tencor copies of RAPID Virtual Stepper in accordance with delivery schedules specified in any purchase order in compliance with this Agreement received by NTI. Any terms and conditions of any such purchase order which are in addition to or inconsistent with the terms and conditions of this Agreement will be deemed stricken from such purchase order. KLA Tencor will order licenses for the Products from NTI by purchase order and pay royalties as described in EXHIBIT D within thirty (30) days of delivery of the license(s) in advance of sale to customers until December 31, 1998. After that time, payments to NTI will be in arrears, as described in section 10.4 below.

     9.2 SHIPMENT. For any copies of the Products that NTI ships to KLA-Tencor hereunder, NTI will ship such copies F.O.B. NTI's site, and risk of loss or damage will pass to KLA-Tencor on delivery of such copies to KLA Tencor. All master copies of Deliverables shall be delivered to KLA Tencor electronically.

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

[***]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

10.  PAYMENTS.

     10.1 PRICING FREEDOM. KLA-Tencor is, and will remain, entirely free to set its own End User and Sub-distributor prices.

     10.2 PRODUCT FEES. For delivery of master copy of the Virtual Stepper and the Products, KLA-Tencor shall pay NTI [***] in fees as follows:

          (a) [***] for an internal use license of the Virtual Stepper, pursuant to section 3;

          (b) [***] for a master copy of the prototype of the RAPID Virtual Stepper, payable within thirty (30) days of KLA Tencor's acceptance pursuant to section 2.5;

          (c) [***] for a master copy of the prototype of the three Modules, with ten (10) licenses for each for internal use only, payable within thirty
(30) days of KLA-Tencor's acceptance of all the Modules pursuant to Section
2.5.

     10.3 REFUNDS. All of the payments described in section 10.3(b) and 10.3(c) above are fully refundable and will be refunded by NTI if the agreement is terminated at the end of the Feasibility Study, pursuant to section 2.1 (a).

     10.4 ROYALTIES. KLA Tencor will agree to pay to NTI the royalties specified in Exhibit D for each copy of the Products distributed to an End User pursuant to section 4.2 of this Agreement. Royalties will be payable, in arrears, within thirty (30) days following the close of each calendar quarter for all such distributions to End Users made within the immediately proceeding quarter. Each royalty will be accompanied by a written report detailing the number of copies distributed and the amount of royalties owed, both for the immediately proceeding quarter and in the aggregate from the Effective Date.

     10.5 TAXES. KLA-Tencor shall be responsible for and shall pay all sales, use, and other taxes and fees, duties and tariffs imposed on or in connection with KLA-Tencor's use and distribution of the Products, other than taxes based on NTI's net income.

     10.6 RIGHT TO AUDIT. NTI will have the right to have an independent certified public accountant, acceptable to KLA Tencor, inspect the books and records of KLA Tencor on which the reports furnished to NTI under section 10.3 have been based. All such audits will be conducted during normal business hours, and no more frequently than once every six (6) months, and no more than one (1) time for any given quarter. If as the result of such an audit it is determined that KLA Tencor has underpaid NTI by more than eight (8) percent of the current amount owed to NTI for the period audited, KLA Tencor will reimburse NTI for all reasonable costs of the audit and will make all required payments within thirty
(30) days of notice of underpayment from NTI.

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

[***]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

11.  REPRESENTATIONS AND WARRANTIES

     11.1 WARRANTY OF RIGHTS BY NTI. NTI represents and warrants that:

          (a) NTI has sufficient rights to grant to KLA-Tencor the rights set forth in this Agreement; and

          (b) NTI has full power to enter into this Agreement, to carry out its obligations hereunder, and to grant the rights herein granted to KLA-Tencor.

     11.2 LIMITED MEDIA WARRANTY BY NTI. As to any copy of Products that NTI delivers to KLA-Tencor hereunder, NTI warrants that during the ninety (90) days following delivery thereof to KLA-Tencor, the storage media containing Products, as applicable, will be free of defects in materials and workmanship. As KLA-Tencor's sole and exclusive remedy for any breach of this limited warranty, NTI will, at its option and without charge to NTI, repair or replace the defective storage media, provided that the nonconforming item is returned to NTI within the 90-day warranty period.

     11.3 WARRANTY OF RIGHTS BY KLA-TENCOR. KLA-Tencor represents and warrants that:

          (a) KLA-Tencor has sufficient rights to grant to NTI the rights set forth in this Agreement; and

          (b) KLA-Tencor has full power to enter into this Agreement, to carry out its obligations hereunder, and to grant the rights herein granted to NTI.

     11.4 NO OTHER WARRANTIES. EXCEPT FOR NTI'S OBLIGATIONS LISTED UNDER EXHIBIT E, THE WARRANTIES SET FORTH IN THIS SECTION 11 ARE THE SOLE AND EXCLUSIVE WARRANTIES MADE BY EACH PARTY HEREUNDER AND EACH PARTY HEREBY DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

12.  TRAINING, MAINTENANCE, AND TECHNICAL SUPPORT.

     12.1 TRAINING AND MARKETING SUPPORT.

          (a) NTI will provide, at no additional charge, eighty (80) person-hours of training on the Virtual Stepper to KLA-Tencor personnel at a NTI or KLA-Tencor facility in or near the San Jose area. Any additional training with respect to the Virtual Stepper for KLA-Tencor personnel will be provided at a facility as may be agreed in writing by the parties, in accordance with NTI's then current standard training terms and conditions and subject to payment by KLA-Tencor of the prices specified in Section 5 of EXHIBIT E. (The parties may amend EXHIBIT E from time to time by written agreement.)

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                               NTI CONFIDENTIAL

          (b) During the term of this Agreement, NTI will provide, at no additional charge, a one-half or full-day (as mutually agreed by the parties) product marketing presentation per calendar quarter to KLA-Tencor personnel with respect to the Products. NTI will also provide reasonable support to KLA-Tencor's marketing efforts for the Products by making available, at no additional charge, one (1) individual from NTI's research and development group for a total of two (2) business weeks every six (6) months for KLA-Tencor's promotional "roadshows" and/or on-site beta test support.

     12.2 TECHNICAL SUPPORT. All technical support and maintenance for the Products will be provided according to the terms and conditions set forth in EXHIBIT E attached hereto.

13.  INDEMNIFICATION

     13.1 INDEMNIFICATION BY NTI.

          (a) Subject to the conditions set forth in Section 13.3 below, NTI will defend KLA-Tencor from and against any suit or proceeding brought against KLA-Tencor to the extent that it is based on a claim that the Products (exclusive of any KLA-Tencor Materials incorporated therein) (the "NTI INDEMNIFIED TECHNOLOGY") infringes any or copyright or misappropriates the trade secrets or any other intellectual property right of any third party, and will indemnify and hold harmless KLA-Tencor from any damages, costs and expenses (including but not limited to reasonable attorneys' fees), awarded in any such suit or proceeding or paid in settlement; provided, that NTI will not enter into any settlement that involves a remedy other than the payment of money, without KLA-Tencor's prior written consent, which consent shall not be unreasonably withheld; provided, further, that NTI shall have no obligation under this
Section 13.1(a) with respect to any claim of infringement or misappropriation based upon: (i) the combination of the NTI Indemnified Technology with products, programs or data not furnished by NTI, if such claim would have been avoided by use of the NTI Indemnified Technology alone; (ii) any modification of the Products not performed by NTI, if such claim would have been avoided by use of the unmodified NTI Indemnified Technology; (iii) compliance by NTI with KLA-Tencor requirements or specifications; or (iv) failure of KLA-Tencor to use replacement NTI Indemnified Technology provided by NTI to KLA-Tencor to avoid such claim of infringement or misappropriation. (The foregoing clauses (i) to (iv) are collectively referred to hereafter as the "KLA-TENCOR-GENERATED CLAIMS.")

          (b) If the exercise by KLA-Tencor of any of its rights in the NTI Indemnified Technology is enjoined as a result of a claim of infringement or misappropriation of the type specified in Section 13.1(a) or, in the opinion of NTI, is likely to be so enjoined, NTI at its option and expense will: (i) procure for KLA-Tencor the right to continue to exercise all rights granted under this Agreement with respect to the NTI Indemnified Technology; (ii) modify the affected portion of the NTI Indemnified Technology to avoid the claim of infringement or misappropriation, without materially altering the conformance of the NTI Indemnified Technology with the Specifications or (iii) if neither (i) nor (ii) can be accomplished despite NTI's reasonable efforts, NTI may terminate this Agreement and KLA-Tencor's rights and NTI's obligations hereunder with respect to the affected portion of the NTI Indemnified Technology, and refund to KLA-Tencor the applicable fees paid for the NTI Indemnified

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

Technology, amortized over a seven (7) year period commencing as of the date of acceptance by KLA-Tencor of the Products pursuant to Section 2.5.

          (c) THE PROVISIONS OF THIS SECTION 13.1 SET FORTH NTI'S SOLE AND EXCLUSIVE OBLIGATIONS AND KLA-TENCOR'S SOLE AND EXCLUSIVE REMEDIES WITH RESPECT TO INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS OF ANY KIND.

     13.2 INDEMNIFICATION BY KLA-TENCOR. Subject to the conditions set forth in
Section 13.3 below:

          (a) KLA-Tencor will defend NTI from and against any suit or proceeding brought against NTI: (i) to the extent that it is based on a claim that the KLA-Tencor Materials infringe any patent or copyright or misappropriates the trade secrets or any intellectual property right of any third party; (ii) to the extent that it is based on a KLA-Tencor-Generated Claim; or (iii) arising out of any actions or omissions of KLA-Tencor in connection with the distribution of the Products under this Agreement; and

          (b) KLA Tencor will indemnify and hold harmless NTI from any damages, costs and expenses (including but not limited to reasonable attorneys' fees), awarded in any suit or proceeding as specified in subsection (a) above or paid in final settlement; provided, that KLA-Tencor will not enter into any settlement that involves a remedy other than the payment of money, without NTI's prior written consent, which consent shall not be unreasonably withheld.

          (c) KLA-Tencor shall have no obligation under this Section 13.2: (i) for any action for which NTI is required to indemnify KLA-Tencor under Section 13.1; (ii) for any modification of the KLA-Tencor Materials (exclusive of any modifications made by NTI pursuant to Section 2.2) not made by or at the written request of KLA-Tencor, if such claim would have been avoided by use of the unmodified KLA-Tencor Materials or (iii) failure of NTI to use replacement KLA-Tencor Materials provided by KLA-Tencor to NTI to avoid a claim of infringement or misappropriation.

          (d) THE PROVISIONS OF THIS SECTION 13.1 SET FORTH KLA TENCOR'S SOLE AND EXCLUSIVE OBLIGATIONS AND NTI'S SOLE AND EXCLUSIVE REMEDIES WITH RESPECT TO INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS OF ANY KIND.

     13.3 INDEMNITY CONDITIONS. A party requested to indemnify the other under this Section 13 ("INDEMNITOR") shall have no obligation to so indemnify the party seeking indemnity ("INDEMNITEE") unless Indemnitee: (i) provides Indemnitor with prompt written notification of the claim; (ii) provides Indemnitor with all reasonable information and assistance, at Indemnitor's expense, to defend or settle such a claim; and (iii) grants Indemnitor authority and sole control of the defense or settlement of such claim. Indemnitee reserves the right to retain counsel, at Indemnitee's expense, to participate in the defense and settlement of any such claim.

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

14.  CONFIDENTIALITY

     14.1 CONFIDENTIAL INFORMATION. "CONFIDENTIAL INFORMATION" means: (i) the source code and the documentation for the Products, the Feasibility Study and the Specifications; (ii) the KLA-Tencor Data and the KLA-Tencor Materials; (iii) the Numerical Materials, (iv) any business or technical information of NTI or KLA-Tencor that is designated by the disclosing party as "confidential" or "proprietary" at the time of disclosure or, if orally disclosed, is identified as "confidential" or "proprietary" at the time of disclosure and reduced to writing by the disclosing party within thirty (30) days of such disclosure; (v) notwithstanding clause (iv) above, any information of NTI or KLA-Tencor regarding a party's respective business plans, financial information, personnel data, or customer data; and (vi) the specific terms and conditions of this Agreement.

     14.2 EXCLUSIONS. Confidential Information shall not include information that: (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (ii) is known to the receiving party at the time of disclosure without violation of any confidentiality restriction and without any restriction on the receiving party's further use or disclosure; (iii) is independently developed by the receiving party; or (iv) is permitted for release or disclosure to any third party by the written prior consent of disclosing party.

     14.3 USE AND DISCLOSURE RESTRICTIONS. Each party will refrain from using the other party's Confidential Information except as permitted herein for a period ending five (5) years from the date of expiration or termination of this Agreement. Not withstanding the foregoing, either party may designate longer periods of confidentiality pertaining to particular disclosures by stating so in writing at the time of disclosure. Each party will use the same level of care to prevent disclosure of the other party's Confidential Information that it uses with its own information of similar sensitivity and importance, but in any event will not use less than reasonable care to prevent disclosure of the other party's Confidential Information.

     Without limiting the foregoing, each party will disclose Confidential Information of the other party only to its employees and consultants with a "need to know," and only subject to written use and nondisclosure restrictions at least as protective as those set forth herein which have been executed by such employees and consultants. In addition, each party will promptly report to the other party any violation of the restrictions set forth herein of which a party becomes aware. However, each party may disclose Confidential Information of the other party: (i) pursuant to the order or requirement of a court, administrative agency, or other governmental body, provided that the disclosing party gives reasonable notice to the other party to contest such order or requirement; and (ii) on a confidential basis to legal or financial advisors.

     14.4 INDEPENDENT DEVELOPMENT. Except as expressly set forth in this Agreement, nothing in this Agreement will limit either party's right to acquire, license, develop for itself, or have others develop for it, and offer products that have the same or similar functionality as the Products at any time; provided, however, that this provision does not grant to either party any rights under the other party's Intellectual Property Rights.

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                               NTI CONFIDENTIAL

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

15.  TERM AND TERMINATION

     15.1 TERM. This Agreement shall commence on the Effective Date and shall continue in full force and effect for two (2) years after the date of acceptance by KLA-Tencor of the Products pursuant to Section 2.5, and shall be automatically renewed for one (1) year terms thereafter unless: (i) either party gives at least sixty (60) days written notice of non-renewal prior to any such automatic renewal, in which case this Agreement will automatically expire at the end of the then-current term; or (ii) earlier terminated in accordance with the terms of this Agreement.

     15.2 TERMINATION FOR CAUSE. Either party shall have the right to terminate this Agreement if the other party breaches any material term or condition of this Agreement and fails to cure such breach within thirty (30) days after written notice. A notice of termination issued by KLA-Tencor to NTI hereunder will not extend the time for delivery of any of the Deliverables as set forth in the Development Schedule.

     15.3 TERMINATION FOR FINANCIAL CONDITIONS. Either party shall have the right to terminate this Agreement if: (i) the other party becomes the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors; or (ii) the other party becomes the subject of an involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty (60) days of filing.

     15.4 EFFECT OF TERMINATION OR EXPIRATION. Except as may be otherwise provided herein, upon any termination or expiration of this Agreement, each party shall, within thirty (30) days after such expiration or termination, return or destroy all copies of any Confidential Information of the other party provided hereunder and, upon request, an officer of each party shall certify in writing that such delivery or destruction has been fully effected; provided, however, that each party shall have the right to retain Confidential Information of the other party solely to the extent and for the period necessary to exercise its surviving rights and fulfill its surviving obligations.

     15.5 NONEXCLUSIVE REMEDY. Termination of this Agreement by either party will be a non-exclusive remedy for breach and will be without prejudice to any other right or remedy of such party.

     15.6 NO DAMAGES FOR TERMINATION. Neither party will be liable to the other for damages of any type solely as a result of terminating this Agreement in accordance with its terms.

     15.7 SURVIVAL. The rights and obligations of the parties under Sections 1,4, 7.1, 8, 10, 11, 12.2, 13, 14, 15.4, 15.5, 15.6, 16 and 17 will survive any termination or expiration of this Agreement.

16.  LIMITATIONS OF LIABILITY

     16.1 GENERAL LIMITATION OF DAMAGES. REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE, IN NO EVENT SHALL EITHER PARTY

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                               NTI CONFIDENTIAL

BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION, LOSS OF PROFIT, REVENUE, DATA OR USE, WHETHER IN AN ACTION IN CONTRACT, TORT (INCLUDING NEGLIGENCE), BREACH OF WARRANTY, PRODUCT LIABILITY OR OTHERWISE, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. The foregoing limitations will not apply: (i) to the parties' respective obligations under
Section 13; or (ii) to any material breach by a party of its obligations under
Section 14, in which case such a party's liability will, in no event, exceed one million dollars ($1,000,000).

     16.2 SPECIFIC LIMITATION OF DAMAGES. IN NO EVENT SHALL NTI'S AGGREGATE LIABILITY FOR ANY CLAIMS ARISING OUT OF THIS AGREEMENT, FROM ALL CAUSES OF ACTION OF ANY KIND, WHETHER IN AN ACTION IN CONTRACT, TORT (INCLUDING NEGLIGENCE), BREACH OF WARRANTY, PRODUCT LIABILITY OR OTHERWISE, EXCEED THE ACTUAL AMOUNTS PAID BY KLA-TENCOR TO NTI UNDER THIS AGREEMENT. The foregoing limitations will not apply: (i) to the parties' respective obligations under
Section 13; or (ii) to any material breach by a party of its obligations under
Section 14, in which case such a party's liability will, in no event, exceed one million dollars ($1,000,000).

17.  GENERAL

     17.1 COMPLIANCE WITH LAWS. Both parties will comply in all material respects with all laws and regulations applicable to their activities under this Agreement. Without limiting the foregoing, both parties will comply with all United States Department of Commerce and other United States export control laws and regulations (collectively, "Export Laws") to ensure that neither the Products nor any direct product thereof is exported or re-exported, directly or indirectly, in violation of Export Laws.

     17.2 GOVERNING LAW AND DISPUTES. This Agreement and all disputes arising from or related to this Agreement will be governed by and construed in accordance with the laws of the United States and the State of California, without regard to or application of provisions relating to conflicts of law.

     17.3 WAIVER AND MODIFICATION. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. Any waiver, amendment or other modification of any provision of this Agreement will be effective only if in writing and executed by duly authorized representatives of the parties.

     17.4 SEVERABILITY. If for any reason a court of competent jurisdiction finds any provision of or obligation under this Agreement to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement shall remain valid and enforceable.

     17.5 NOTICES. All notices required or permitted under this Agreement will be in writing and delivered by confirmed facsimile transmission, by courier or overnight delivery service, or by certified

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                               NTI CONFIDENTIAL
mail, and in each instance will be deemed given upon receipt. All communications will be sent to the addresses set forth below or to such other address as may be specified by either party to the other in accordance with this Section.

               To KLA-Tencor:                  To NTI:

               KLA-Tencor Corporation          Numerical Technologies, Inc.
               160 Rio Robles                  333 West Maude Avenue, Suite 207
               San Jose, California 95134      Sunnyvale, California 94086

               Telephone: (408) 875-4200       Telephone: (408) 732-4391
               Facsimile: (408) 434-4262       Facsimile: (408) 736-8605
               Attention: Frank Schellenberg   Attention: Larry Gletzer

     17.6 ASSIGNMENT. Neither party may assign its rights or delegate its obligations hereunder, either in whole or in part, without the prior written consent of the other party, except that either party, may, without the consent of the other party, assign this Agreement to a successor to such party by merger or consolidation or by any operation of law, or to any entity that controls, is controlled by, or us under common control with, such party. Any other attempted assignment or delegation without such consent will be void. Subject to the foregoing, the rights and liabilities of the parties under this Agreement will bind and inure to the benefit of the parties' respective successors and permitted assigns.

     17.7 FORCE MAJEURE. Except for the payment of money, neither party will be responsible for any failure or delay in its performance under this Agreement due to causes beyond its reasonable control, including, but not limited to, acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, earthquakes, accidents, strikes, fuel crises, or governmental action.

     17.8 RELATIONSHIP OF PARTIES. The parties to this Agreement are independent contractors and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise, or agency between the parties. Neither party will have the power to bind the other or incur obligations on the other's behalf without the other's prior written consent.

     17.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument.

     17.10 ENTIRE AGREEMENT. This Agreement, including all exhibits, and the Letter Agreement Regarding Deliverables, dated January 9, 1998, constitute the full and complete agreement and understanding between the parties with respect to the subject matter hereof, and supersedes and replaces all prior and contemporaneous representations or understandings, written or oral, regarding such subject matter. Notwithstanding the foregoing, the Mutual Non Disclosure Agreements between the parties,


                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL
dated September 11, 1997 will be effective as to the subject matter of this Agreement until the Effective Date.

     17.12 HEADINGS. The headings and titles used in this Agreement are for informational purposes only, and in the event of conflict, the provisions of the Agreement control.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above by their respective duly authorized representatives.

NUMERICAL TECHNOLOGIES, INC.           KLA-TENCOR CORPORATION

By: /s/ Yagyensh C. Pati                      By: /s/ Edward C. Grady
    --------------------                          -------------------

Name: Yagyensh C. Pati                        Name: EDWARD C GRADY
      ----------------                              --------------

Title: President & CEO                        Title: V. P. GM RAPID
       ---------------                               --------------

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                               NTI CONFIDENTIAL

                              SOFTWARE PRODUCTION
                                      AND
                            DISTRIBUTION AGREEMENT


                                   EXHIBITS


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                               NTI CONFIDENTIAL

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

                               TABLE OF EXHIBITS

Exhibit A      Development Schedule
Exhibit B      Feasibility Study
Exhibit C      Specifications
Exhibit D      Royalties for the Products
Exhibit E      Product Maintenance, Support, and Training Terms
Exhibit F      KLA Tencor Materials
Exhibit G      Numerical Materials
Exhibit H      NTI Trademarks
Exhibit I      NTI Software License Agreement
Exhibit J      RAPID Virtual Stepper License Terms and Conditions
Exhibit K      Module License Terms and Conditions
Exhibit M      Escrow Deposit Information and DSI Escrow Agreement

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                               NTI CONFIDENTIAL

                                   EXHIBIT A

                             DEVELOPMENT SCHEDULE

 THIS EXHIBIT MAY BE AMENDED AT ANY TIME BY MUTUAL WRITTEN AGREEMENT EXECUTED
                BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

          TASK                                     COMPLETION DATE
          ----                                     ---------------


                                [TO BE ATTACHED]

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

                                   EXHIBIT B

                               FEASIBILITY STUDY

 THIS EXHIBIT MAY BE AMENDED AT ANY TIME BY MUTUAL WRITTEN AGREEMENT EXECUTED
                BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

The Feasibility Study will consist of:

     1)  The creation of a test reticle that has certain programmed defects;

     2) Inspecting the test reticle in a KLA Tencor reticle inspection system;

     3) Gathering images from the KLA Tencor inspection system that correspond to the programmed defect locations;

     4) Processing the images using the Virtual Stepper to produce estimates of the results expected from a wafer exposure of this reticle;

     5) Assigning a printibility "score" for each of these defects based on the metrics proposed for the Products in this Agreement; and also

     6) Using this reticle to expose a silicon wafer in a well characterized lithography stepper and processing system;

     7) Gathering microscope images of the wafer locations corresponding to the programmed defects;

     8) Comparing the printability "score" predicted by the NTI simulation with the actual printed wafer results;

     9) Generating a comparison list that allows the confidence level in the "score" to be assessed; and

    10) Determining whether the work estimated in this Agreement to automate the simulation and "scoring" tasks as necessary to improve the confidence level is accurate.

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                               NTI CONFIDENTIAL

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

                                   EXHIBIT C

                                SPECIFICATIONS

 THIS EXHIBIT MAY BE AMENDED AT ANY TIME BY MUTUAL WRITTEN AGREEMENT EXECUTED
                BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

                                [TO BE ATTACHED]


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

                                   EXHIBIT D

                          ROYALTIES FOR THE PRODUCTS

 THIS EXHIBIT MAY BE AMENDED AT ANY TIME BY MUTUAL WRITTEN AGREEMENT EXECUTED
                BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

1.   ROYALTIES FOR PRODUCT LICENSES.

     (a) For licenses for the Products sold to End Users by KLA-Tencor pursuant to Section 9.1 and until December 30, 1999, the royalty to be paid to NTI shall be as set forth below:

     Product                            Royalty
     -------                            -------

     RAPID Virtual                        [***] per license
     Stepper:

     Print Module                         [***] per license

     2-D Module                           [***] per license

     Window Module:                       [***] per license

NTI states that royalty listed above for all Products are at [***].

KLA shall also receive a product fee recovery rebate for RAPID Virtual Stepper licenses sales to End Users as follows:

square Licenses 31 through 80 shall receive an immediate [***] rebate per license.
square Licenses 81 through 100 shall receive an immediate [***] rebate per license.

KLA-Tencor states that it projects purchase from NTI and subsequent sales to KLA-Tencor end-users of thirty-five (35) RAPID Virtual Stepper Systems in 1998. Additionally, KLA-Tencor states that projects purchase from NTI and subsequent sales to KLA-Tencor end-users of twenty (20) Print Coefficient Modules in 1998

     (b) If this Agreement expires or terminates, and the parties cannot reach mutual agreement on the royalties for the Products at that time, the royalties for licenses of the expired or terminated items shall be equal to the GREATER of:

          1. the per-license royalty most recently agreed-to by the parties in accordance with Section 10.4 prior to the date of expiration; or

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                               NTI CONFIDENTIAL

                                      24

[***]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          2. an amount equal to KLA-Tencor's list price for the Product(s) as of the date of a sale by KLA-Tencor multiplied a by royalty rate calculated as the ratio of the royalty due to NTI for a Product and KLA-Tencor's list price as of the date of expiration for that Product.

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                                      25

                                   EXHIBIT E

               PRODUCT MAINTENANCE, SUPPORT, AND TRAINING TERMS

 THIS EXHIBIT MAY BE AMENDED AT ANY TIME BY MUTUAL WRITTEN AGREEMENT EXECUTED
                BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

1.    TECHNICAL SUPPORT DURING TERM OF AGREEMENT.

      During the term of this Agreement, NTI will provide KLA-Tencor with technical support for the Products in accordance with the terms and conditions set forth in this Section E-1.

      (a) KLA-Tencor will be responsible for providing first-line technical support for the Products to End Users and to Sub-distributors. Except as otherwise agreed in writing by the parties, NTI will have no responsibility for providing such first-line technical support.

      (b) NTI personnel will be available to work with KLA-Tencor field engineers to resolve problems reported by KLA-Tencor to NTI regarding the performance of the Products in accordance with the terms and conditions set forth in this Exhibit E. All questions and problems regarding the Framework or the Modules reported to KLA-Tencor from End Users shall be directed by telephone, facsimile, or email to the Applications Group at NTI through one central source at KLA-Tencor. KLA-Tencor shall assign a Severity Level (as defined in Section E-3 below) to each such problem in its initial report to NTI. KLA-Tencor and NTI may, by mutual agreement, assign a different Severity Level to a problem than the Severity Level initially assigned by KLA-Tencor.

      (c) For Severity Level 1 or Severity Level 2 problems reported by KLA-Tencor, NTI will, at no additional charge, use its diligent efforts to provide a correction for any Severity Level 1 or Severity Level 2 problem that NTI diagnoses as an error in the Products, within twenty-four (24) hours of receipt by NTI of a report from KLA-Tencor of such a problem, but NTI makes no warranty of any kind that it will be able to provide a correction in accordance with such time frame. For Severity Level 3, Severity Level 4, or Severity Level 5 problems reported by KLA-Tencor, corrections for such problems will be provided as Upgrades to the Framework or the Modules, subject to payment by KLA-Tencor of the applicable fees in accordance with the terms of Section 10.3 of the Agreement. For any service provided by NTI at an End User's site, at KLA-Tencor's request, regardless of the Severity Level, KLA-Tencor will pay NTI the fees and expenses specified in Section 4 below.

2.   TECHNICAL SUPPORT FOLLOWING EXPIRATION OF AGREEMENT.

     Following the expiration of this Agreement with regard to a Product, NTI will provide KLA-Tencor with technical support for that Product in accordance with the terms and conditions set forth in this Section E-2.

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

     (a) KLA-Tencor will be responsible for providing first-line technical support for the Products to End Users and to Sub-distributors. Except as otherwise agreed in writing by the parties, NTI will have no responsibility for providing such first-line technical support.

     (b) For Severity Level 1 or Severity Level 2 problems reported by KLA-Tencor, NTI will make best efforts to provide a correction for any Severity Level 1 or Severity Level 2 problem that NTI diagnoses as an error in the Products, within twenty-four (24) hours of receipt by NTI of a report from KLA-Tencor of such a problem, but NTI makes no warranty of any kind that it will be able to provide a correction in accordance with such time frame.

3.   SEVERITY LEVELS.

     System problem reports are classified in multiple levels of severity. Severity levels 1 through 5 are defined as follows:

     1. A catastrophic defect causes total failure of the system or unrecoverable data loss. There is no work around. In general a severity 1 defect would prevent the product from being released.

     2. Defect results in severely impaired functionality. A work around may exist but its use is unsatisfactory. In general, you would not release the product with such a defect.

     3. Defect causes failure of non-critical aspects of the system. There is a reasonably satisfactory work around. The product may be released if the defect is documented, but the existence of the defect may cause customer dissatisfaction.

     4. Defect of minor significance. A work around exists or the impairment is slight. Generally, the product could be released and most customers would be unaware of the defect's existence or only slightly dissatisfied.

     5. Minor Defect. A work around exists or the problem can be ignored. The product can be shipped with such a problem.

4.

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

                                   EXHIBIT F

                             KLA-TENCOR MATERIALS

 THIS EXHIBIT MAY BE AMENDED AT ANY TIME BY MUTUAL WRITTEN AGREEMENT EXECUTED
                BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

                                [TO BE ATTACHED]

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

                                   EXHIBIT G

                              NUMERICAL MATERIALS

 THIS EXHIBIT MAY BE AMENDED AT ANY TIME BY MUTUAL WRITTEN AGREEMENT EXECUTED
                BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

                               [TO BE ATTACHED]


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

                                   EXHIBIT H

                                NTI TRADEMARKS

   THIS EXHIBIT MAY BE AMENDED AT ANY TIME BY WRITTEN NOTICE TO KLA TENCOR
                EXECUTED BY AUTHORIZED REPRESENTATIVES OF NTI.


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

                                   EXHIBIT I

                        NTI SOFTWARE LICENSE AGREEMENT

    THIS EXHIBIT MAY BE AMENDED AT ANY TIME BY WRITTEN NOTICE TO KLA TENCOR
                EXECUTED BY AUTHORIZED REPRESENTATIVES OF NTI.

                         NUMERICAL TECHNOLOGIES, INC.
                         ----------------------------

                    SOFTWARE LICENSE AND SUPPORT AGREEMENT

     THIS SOFTWARE LICENSE AND SUPPORT AGREEMENT (THIS "AGREEMENT") IS ENTERED INTO AS OF THE_____DAY OF __________,1997 ("EFFECTIVE DATE") BY AND BETWEEN___________________,("CUSTOMER"), AND NUMERICAL TECHNOLOGIES, INC. ("NUMERICAL TECHNOLOGIES"), AND DESCRIBES THE TERMS AND CONDITIONS PURSUANT TO WHICH NUMERICAL TECHNOLOGIES SHALL LICENSE TO CUSTOMER AND SUPPORT CERTAIN SOFTWARE (AS DEFINED BELOW). IN CONSIDERATION OF THE MUTUAL PROMISES AND UPON THE TERMS AND CONDITIONS SET FORTH BELOW, THE PARTIES AGREE AS FOLLOWS:

I.   DEFINITIONS
     -----------

1.1  "CONCURRENT USERS" MEANS ALL LOG-ONS INTO THE SOFTWARE AT ANY ONE TIME.

1.2 "CONFIDENTIAL INFORMATION" MEANS THIS AGREEMENT AND ALL ITS EXHIBITS, ANY ADDENDA HERETO SIGNED BY BOTH PARTIES, ALL SOFTWARE LISTINGS, DOCUMENTATION, INFORMATION, DATA, DRAWINGS, BENCHMARK TESTS, SPECIFICATIONS, TRADE SECRETS, OBJECT CODE AND MACHINE-READABLE COPIES OF THE SOFTWARE, SOURCE CODE RELATING TO THE SOFTWARE, AND ANY OTHER PROPRIETARY INFORMATION SUPPLIED TO CUSTOMER BY NUMERICAL TECHNOLOGIES.

1.2 "DOCUMENTATION" MEANS ANY INSTRUCTIONS MANUALS OR OTHER MATERIALS, AND ON-LINE HELP FILES, REGARDING THE USE OF THE SOFTWARE.

1.3  "MAINTENANCE AND SUPPORT" MEANS THE SERVICES DESCRIBED IN SECTION 6.2.

1.3 "SOFTWARE" MEANS THE COMPUTER SOFTWARE PROGRAMS SPECIFIED IN EXHIBIT A, IN OBJECT CODE FORM ONLY.

1.4 "UPDATE" MEANS A RELEASE OR VERSION OF THE SOFTWARE CONTAINING FUNCTIONAL ENHANCEMENTS, EXTENSIONS, ERROR CORRECTIONS OR FIXES THAT IS GENERALLY MADE AVAILABLE FREE OF CHARGE. (OTHER THAN MEDIA AND HANDLING CHARGES) TO NUMERICAL TECHNOLOGIES' CUSTOMERS WHO HAVE CONTRACTED FOR MAINTENANCE AND SUPPORT.

1.5 "USE" MEANS UTILIZATION OF THE SOFTWARE BY CUSTOMER BY NO MORE THAN THE NUMBER OF CONCURRENT USERS SET FORTH ON EXHIBIT B, FOR ITS OWN INTERNAL INFORMATION PROCESSING SERVICES AND COMPUTING NEEDS, BY COPYING OR TRANSFERRING THE SAME INTO CUSTOMER'S COMPUTER EQUIPMENT.

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

2.   GRANT OF LICENSE
     ----------------

2.1  LICENSE GRANT. SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT,
     -------------
NUMERICAL TECHNOLOGIES HEREBY GRANTS TO CUSTOMER A NONEXCLUSIVE AND NONTRANSFERABLE LICENSE TO (A) USE THE SOFTWARE, SUBJECT TO THE LIMITATIONS SET FORTH BELOW AND IN SECTION 3, AND TO MAKE SUFFICIENT COPIES AS NECESSARY FOR SUCH USE, AND (B) USE THE DOCUMENTATION IN CONNECTION WITH USE OF THE SOFTWARE. THIS LICENSE TRANSFERS TO CUSTOMER NEITHER TITLE NOR ANY PROPRIETARY OR INTELLECTUAL PROPERTY RIGHTS TO THE SOFTWARE, DOCUMENTATION, OR ANY COPYRIGHTS, PATENTS, OR TRADEMARKS, EMBODIED OR USED IN CONNECTION THEREWITH, EXCEPT FOR THE RIGHTS EXPRESSLY GRANTED HEREIN.

2.2  DELIVERY. NUMERICAL TECHNOLOGIES SHALL ISSUE TO CUSTOMER, AS SOON AS
     --------
PRACTICABLE, MACHINE-READABLE COPIES OF THE SOFTWARE AS SET FORTH IN EXHIBIT A, ALONG WITH ONE (1) COPY OF THE APPROPRIATE DOCUMENTATION.

2.3  COPIES. CUSTOMER WILL BE ENTITLED TO MAKE A REASONABLE NUMBER OF MACHINE-
     ------
READABLE COPIES OF THE SOFTWARE FOR BACKUP OR ARCHIVAL PURPOSES. CUSTOMER MAY NOT COPY THE SOFTWARE, EXCEPT AS PERMITTED BY THIS AGREEMENT. CUSTOMER SHALL MAINTAIN ACCURATE AND UP-TO-DATE RECORDS OF THE NUMBER AND LOCATION OF ALL COPIES OF THE SOFTWARE AND INFORM NUMERICAL TECHNOLOGIES IN WRITING OF SUCH LOCATION(S). ALL COPIES OF THE SOFTWARE WILL BE SUBJECT TO ALL TERMS AND CONDITIONS OF THIS AGREEMENT. WHENEVER CUSTOMER IS PERMITTED TO COPY OR REPRODUCE ALL OR ANY PART OF THE SOFTWARE, ALL TITLES, TRADEMARK SYMBOLS, COPYRIGHT SYMBOLS AND LEGENDS, AND OTHER PROPRIETARY MARKINGS MUST BE REPRODUCED.

3.   LICENSE RESTRICTIONS
     --------------------

3.1  CURRENT USERS; DESIGNATED CPU. CUSTOMER SHALL NOT ALLOW ACCESS TO EACH
     -----------------------------
LICENSED COPY OF THE SOFTWARE BY MORE THAN THE NUMBER OF CONCURRENT USERS INDICATED ON EXHIBIT A. CUSTOMER SHALL NOT ALLOW ACCESS TO THE SOFTWARE BY ANY CONCURRENT USER OTHER THAN CUSTOMER'S EMPLOYEES. CUSTOMER SHALL NOT USE THE SOFTWARE ON ANY CENTRAL PROCESSING UNIT OTHER THAN THE CPU DESIGNATED ON EXHIBIT A.

3.2  OTHER RESTRICTIONS. CUSTOMER AGREES THAT IT WILL NOT ITSELF, OR THROUGH ANY
     -------------------
PARENT, SUBSIDIARY, AFFILIATE, AGENT OR OTHER THIRD PARTY:

(A)  SELL, LEASE, LICENSE OR SUBLICENSE THE SOFTWARE OR THE DOCUMENTATION;

(B)  DECOMPILE, DISASSEMBLE, OR REVERSE ENGINEER THE SOFTWARE, IN WHOLE OR IN
PART;

(C) WRITE OR DEVELOP ANY DERIVATIVE SOFTWARE OR ANY OTHER SOFTWARE PROGRAM BASED UPON THE SOFTWARE OR ANY CONFIDENTIAL INFORMATION;

(D) USE THE SOFTWARE TO PROVIDE PROCESSING SERVICES TO THIRD PARTIES, OR OTHERWISE USE THE SOFTWARE ON A 'SERVICE BUREAU' BASIS; OR

(E) PROVIDE, DISCLOSE, DIVULGE OR MAKE AVAILABLE TO, OR PERMIT USE OF THE SOFTWARE BY ANY THIRD PARTY WITHOUT NUMERICAL TECHNOLOGIES' PRIOR WRITTEN CONSENT.

4.   LICENSE FEE AND TAXES
     ---------------------

4.1 IN CONSIDERATION OF THE LICENSE GRANTED PURSUANT TO SECTION 2.1, CUSTOMER AGREES TO PAY NUMERICAL TECHNOLOGIES THE LICENSE FEE SPECIFIED IN EXHIBIT A. THE LICENSE FEE IS DUE AND PAYABLE IN FULL UPON THE EFFECTIVE DATE, UNLESS OTHERWISE INDICATED.

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

4.2 ALL CHARGES AND FEES PROVIDED FOR IN THIS AGREEMENT (INCLUDING THE MAINTENANCE FEES) ARE EXCLUSIVE OF AND DO NOT INCLUDE ANY TAXES, DUTIES, OR SIMILAR CHARGES IMPOSED BY ANY GOVERNMENT. CUSTOMER AGREES TO PAY OR REIMBURSE NUMERICAL TECHNOLOGIES FOR ALL FEDERAL, STATE, DOMINION, PROVINCIAL, OR LOCAL SALES, USE, PERSONAL PROPERTY, EXCISE OR OTHER TAXES, FEES, OR DUTIES ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (OTHER THAN TAXES ON THE NET INCOME OF NUMERICAL TECHNOLOGIES).

5.   TRAINING
     --------

NUMERICAL TECHNOLOGIES SHALL PROVIDE INITIAL TRAINING TO CUSTOMER AS SET FORTH IN EXHIBIT A.

6.   MAINTENANCE AND SUPPORT
     -----------------------

FOR SO LONG AS CUSTOMER IS CURRENT IN THE PAYMENT OF ALL MAINTENANCE FEES (DESCRIBED BELOW), CUSTOMER WILL BE ENTITLED TO MAINTENANCE AND SUPPORT AS SPECIFIED IN THIS SECTION 6.

6.2  TERM AND TERMINATION. NUMERICAL TECHNOLOGIES' PROVISION OF MAINTENANCE AND
     --------------------
SUPPORT TO CUSTOMER WILL COMMENCE ON THE EFFECTIVE DATE AND WILL CONTINUE FOR AN INITIAL TERM OF ONE (1) YEAR. MAINTENANCE AND SUPPORT WILL AUTOMATICALLY RENEW AT THE END OF THE INITIAL TERM AND ANY SUBSEQUENT TERM FOR A RENEWAL TERM OF ONE
(1) YEAR UNLESS CUSTOMER HAS PROVIDED NUMERICAL TECHNOLOGIES WITH A WRITTEN TERMINATION NOTICE OF ITS INTENTION NOT TO RENEW THE MAINTENANCE AND SUPPORT AT LEAST NINETY (90) DAYS PRIOR TO THE TERMINATION OF THE THEN-CURRENT TERM. TERMINATION OF MAINTENANCE AND SUPPORT UPON FAILURE TO RENEW WILL NOT AFFECT THE LICENSE OF THE SOFTWARE.

6.3  MAINTENANCE AND SUPPORT SERVICES. MAINTENANCE AND SUPPORT MEANS THAT
     --------------------------------
NUMERICAL TECHNOLOGIES WILL PROVIDE AS SET FORTH IN EXHIBIT B: (A) UPDATES, IF ANY, AND APPROPRIATE DOCUMENTATION, AND (B) TELEPHONE, FAX-BACK AND EMAIL ASSISTANCE WITH RESPECT TO THE SOFTWARE, INCLUDING, AS APPROPRIATE (I) CLARIFICATION OF FUNCTIONS AND FEATURES OF THE SOFTWARE; (II) CLARIFICATION OF DOCUMENTATION PERTAINING TO THE SOFTWARE; (III) GUIDANCE IN THE OPERATION OF THE SOFTWARE; AND (IV) ERROR VERIFICATION, ANALYSIS AND CORRECTION TO THE EXTENT POSSIBLE BY TELEPHONE. MAINTENANCE AND SUPPORT WILL BE PROVIDED ONLY WITH RESPECT TO VERSIONS OF THE SOFTWARE THAT, IN ACCORDANCE WITH NUMERICAL TECHNOLOGIES' POLICY, ARE THEN BEING SUPPORTED BY NUMERICAL TECHNOLOGIES.

6.4  ELIGIBILITY OF SOFTWARE. MAINTENANCE AND SUPPORT WILL NOT INCLUDE SERVICES
     -----------------------
REQUESTED AS A RESULT OF, OR WITH RESPECT TO, THE FOLLOWING, AND ANY SERVICES REQUESTED AS A RESULT THEREOF WILL BE BILLED TO CUSTOMER AT NUMERICAL TECHNOLOGIES' THEN-CURRENT RATES:

(A) ACCIDENT; UNUSUAL PHYSICAL ELECTRICAL OR ELECTROMAGNETIC STRESS; NEGLECT; MISUSE; FAILURE OF ELECTRIC POWER; OPERATION OF THE SOFTWARE WITH OTHER MEDIA NOT MEETING OR NOT MAINTAINED IN ACCORDANCE WITH THE MANUFACTURER'S SPECIFICATIONS; OR CAUSES OTHER THAN ORDINARY USE;

(B) IMPROPER INSTALLATION OR OPERATION BY CUSTOMER OR USE OF THE SOFTWARE THAT DEVIATES FROM ANY HARDWARE, CONFIGURATION, ENVIRONMENTAL OR OPERATING PROCEDURES ESTABLISHED BY NUMERICAL TECHNOLOGIES IN THE APPLICABLE DOCUMENTATION;

(C) MODIFICATION, ALTERATION OR ADDITION OR ATTEMPTED MODIFICATION, ALTERATION OR ADDITION OF THE SOFTWARE UNDERTAKEN BY PERSONS OTHER THAN NUMERICAL TECHNOLOGIES OR NUMERICAL TECHNOLOGIES' AUTHORIZED REPRESENTATIVES; OR

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

(D)  PROGRAMS MADE BY CUSTOMER.

6.5  RESPONSIBILITIES OF CUSTOMER. NUMERICAL TECHNOLOGIES' PROVISION OF
     ----------------------------
MAINTENANCE AND SUPPORT TO CUSTOMER IS SUBJECT TO THE FOLLOWING:

(A) CUSTOMER SHALL PROVIDE NUMERICAL TECHNOLOGIES WITH ACCESS TO CUSTOMER'S PERSONNEL AND COMPUTER EQUIPMENT DURING NORMAL BUSINESS HOURS, AS NECESSARY OR APPROPRIATE FOR NUMERICAL TECHNOLOGIES TO PERFORM MAINTENANCE AND SUPPORT SERVICES.

(B) CUSTOMER SHALL DOCUMENT AND PROMPTLY REPORT ALL ERRORS OR MALFUNCTIONS OF THE SOFTWARE TO NUMERICAL TECHNOLOGIES. CUSTOMER SHALL TAKE ALL STEPS NECESSARY TO CARRY OUT PROCEDURES FOR THE RECTIFICATION OF ERRORS OR MALFUNCTIONS WITHIN A REASONABLE TIME AFTER SUCH PROCEDURES HAVE BEEN RECEIVED FROM NUMERICAL TECHNOLOGIES.

6.6  MAINTENANCE FEE. THE MAINTENANCE FEE FOR STANDARD SERVICE HOURS FOR EACH
     ---------------
ONE (1) YEAR TWELVE (12) MONTH PERIOD OF MAINTENANCE AND SUPPORT WILL BE A PERCENTAGE OF THE LICENSE FEE FOR THE SOFTWARE, AS SET FORTH IN NUMERICAL TECHNOLOGIES' PRICE LIST IN EFFECT AS OF THE DATE OF INVOICE. THE MAINTENANCE FEE IS DUE AND PAYABLE IN FULL WITHIN THIRTY (30) DAYS AFTER THE DATE OF NUMERICAL TECHNOLOGIES' INVOICE. ANY AMOUNTS NOT PAID WITHIN THIRTY (30) DAYS WILL BE SUBJECT TO INTEREST OF 1.5% PER MONTH, WHICH INTEREST WILL BE IMMEDIATELY DUE AND PAYABLE. THE MAINTENANCE FEE MAY BE MODIFIED BY NUMERICAL TECHNOLOGIES FOR EACH RENEWAL TERM BY WRITTEN NOTICE TO CUSTOMER AT LEAST THIRTY
(30) DAYS PRIOR TO THE END OF THE THEN-CURRENT TERM. IF CUSTOMER ELECTS NOT TO RENEW MAINTENANCE AND SUPPORT, CUSTOMER MAY RE-ENROLL ONLY UPON PAYMENT OF THE ANNUAL MAINTENANCE FEE FOR THE COMING YEAR AND ALL MAINTENANCE FEES THAT WOULD HAVE BEEN PAID HAD CUSTOMER NOT TERMINATED MAINTENANCE AND SUPPORT.

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

7.   LIMITED WARRANTY AND LIMITATION OF LIABILITY
     --------------------------------------------

NUMERICAL TECHNOLOGIES WARRANTS THAT THE SOFTWARE WILL PERFORM IN SUBSTANTIAL ACCORDANCE WITH THE DOCUMENTATION FOR THE PERIOD OF TIME SET FORTH IN EXHIBIT A FROM THE EFFECTIVE DATE ("WARRANTY PERIOD"). IF DURING THIS TIME PERIOD THE SOFTWARE DOES NOT PERFORM AS WARRANTED, NUMERICAL TECHNOLOGIES SHALL RESPOND TO SUCH PROBLEMS AS SET FORTH IN SECTION 6. IN ADDITION, NUMERICAL TECHNOLOGIES WARRANTS THAT THE MEDIA ON WHICH THE SOFTWARE IS DISTRIBUTED WILL BE FREE FROM DEFECTS IN MATERIALS AND WORKMANSHIP UNDER NORMAL USE FOR A PERIOD OF NINETY
(90) DAYS FROM THE EFFECTIVE DATE. NUMERICAL TECHNOLOGIES WILL REPLACE ANY DEFECTIVE MEDIA RETURNED TO NUMERICAL TECHNOLOGIES WITHIN THE 90-DAY PERIOD.

7.1 THE FOREGOING ARE CUSTOMER'S SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF WARRANTY. THE WARRANTY SET FORTH ABOVE IS MADE TO AND FOR THE BENEFIT OF CUSTOMER ONLY. THE WARRANTY WILL APPLY ONLY IF:

(A) THE SOFTWARE HAS BEEN PROPERLY INSTALLED AND USED AT ALL TIMES AND IN ACCORDANCE WITH THE INSTRUCTIONS FOR USE; AND

(B) NO MODIFICATION, ALTERATION OR ADDITION HAS BEEN MADE TO THE SOFTWARE BY PERSONS OTHER THAN NUMERICAL TECHNOLOGIES.

EXCEPT AS SET FORTH ABOVE, NUMERICAL TECHNOLOGIES MAKES NO WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY REGARDING OR RELATING TO THE SOFTWARE OR THE DOCUMENTATION, OR ANY MATERIALS OR SERVICES FURNISHED OR PROVIDED TO CUSTOMER UNDER THIS AGREEMENT, INCLUDING MAINTENANCE AND SUPPORT. NUMERICAL TECHNOLOGIES SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO THE SOFTWARE AND DOCUMENTATION.

IN NO EVENT WILL NUMERICAL TECHNOLOGIES BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, LOSS OF DATA, COST OF COVER OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH OR ARISING OUT OF THE FURNISHING, PERFORMANCE OR USE OF THE SOFTWARE OR SERVICES PERFORMED HEREUNDER, WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTUOUS CONDUCT, INCLUDING NEGLIGENCE, EVEN IF NUMERICAL TECHNOLOGIES HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NUMERICAL TECHNOLOGIES' LIABILITY UNDER THIS AGREEMENT FOR DAMAGES WILL NOT, IN ANY EVENT, EXCEED THE LICENSE FEE PAID BY CUSTOMER TO NUMERICAL TECHNOLOGIES UNDER THIS AGREEMENT.

8.   INDEMNIFICATION FOR INFRINGEMENT
     --------------------------------

NUMERICAL TECHNOLOGIES SHALL, AT ITS EXPENSE, DEFEND OR SETTLE ANY CLAIM, ACTION OR ALLEGATION BROUGHT AGAINST CUSTOMER THAT THE SOFTWARE INFRINGES ANY COPYRIGHT, TRADE SECRET OR TRADEMARK RIGHT OF ANY THIRD PARTY AND SHALL PAY ANY FINAL JUDGMENTS AWARDED OR SETTLEMENTS ENTERED INTO; PROVIDED THAT CUSTOMER GIVES PROMPT WRITTEN NOTICE TO NUMERICAL TECHNOLOGIES OF ANY SUCH CLAIM, ACTION OR ALLEGATION OF INFRINGEMENT AND GIVES NUMERICAL TECHNOLOGIES THE AUTHORITY TO PROCEED AS CONTEMPLATED HEREIN. NUMERICAL TECHNOLOGIES WILL HAVE THE EXCLUSIVE RIGHT TO DEFEND ANY SUCH CLAIM, ACTION OR ALLEGATION AND MAKE SETTLEMENTS THEREOF AT ITS OWN DISCRETION, AND CUSTOMER MAY NOT SETTLE OR COMPROMISE SUCH CLAIM, ACTION OR ALLEGATION, EXCEPT WITH PRIOR WRITTEN CONSENT OF NUMERICAL TECHNOLOGIES. CUSTOMER SHALL GIVE SUCH ASSISTANCE AND INFORMATION AS NUMERICAL TECHNOLOGIES MAY REASONABLY REQUIRE TO

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

SETTLE OR OPPOSE SUCH CLAIMS. IN THE EVENT ANY SUCH INFRINGEMENT, CLAIM, ACTION OR ALLEGATION IS BROUGHT OR THREATENED, NUMERICAL TECHNOLOGIES MAY, AT ITS SOLE OPTION AND EXPENSE:

(A) PROCURE FOR CUSTOMER THE RIGHT TO CONTINUE USE OF THE SOFTWARE OR INFRINGING PART THEREOF; OR

(B) MODIFY OR AMEND THE SOFTWARE OR INFRINGING PART THEREOF, OR REPLACE THE SOFTWARE OR INFRINGING PART THEREOF WITH OTHER SOFTWARE HAVING SUBSTANTIALLY THE SAME OR BETTER CAPABILITIES; OR, IF NEITHER OF THE FOREGOING IS COMMERCIALLY PRACTICABLE,

(C) TERMINATE THIS AGREEMENT AND REPAY TO CUSTOMER A PORTION, IF ANY, OF THE LICENSE FEE EQUAL TO THE AMOUNT PAID BY CUSTOMER LESS ONE-THIRTY-SIXTH (1/36) THEREOF FOR EACH MONTH OR PORTION THEREOF THAT THIS AGREEMENT HAS BEEN IN EFFECT. NUMERICAL TECHNOLOGIES AND CUSTOMER WILL THEN BE RELEASED FROM ANY FURTHER OBLIGATION TO THE OTHER UNDER THIS AGREEMENT, EXCEPT FOR THE OBLIGATIONS OF INDEMNIFICATION PROVIDED FOR ABOVE AND SUCH OTHER OBLIGATIONS THAT SURVIVE TERMINATION.

THE FOREGOING OBLIGATIONS SHALL NOT APPLY TO THE EXTENT THE INFRINGEMENT ARISES AS A RESULT OF MODIFICATIONS TO THE SOFTWARE MADE BY ANY PARTY OTHER THAN NUMERICAL TECHNOLOGIES.

THE FOREGOING STATES THE ENTIRE LIABILITY OF NUMERICAL TECHNOLOGIES WITH RESPECT TO INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADE SECRET OR OTHER PROPRIETARY RIGHT.

9.   CONFIDENTIAL INFORMATION
     ------------------------

9.1 CUSTOMER ACKNOWLEDGES THAT THE CONFIDENTIAL INFORMATION CONSTITUTES VALUABLE TRADE SECRETS AND CUSTOMER AGREES THAT IT SHALL USE CONFIDENTIAL INFORMATION SOLELY IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT AND WILL NOT DISCLOSE, OR PERMIT TO BE DISCLOSED, THE SAME, DIRECTLY OR INDIRECTLY, TO ANY THIRD PARTY WITHOUT NUMERICAL TECHNOLOGIES' PRIOR WRITTEN CONSENT. CUSTOMER AGREES TO EXERCISE DUE CARE IN PROTECTING THE CONFIDENTIAL INFORMATION FROM UNAUTHORIZED USE AND DISCLOSURE. HOWEVER, CUSTOMER BEARS NO RESPONSIBILITY FOR SAFEGUARDING INFORMATION THAT IS PUBLICLY AVAILABLE, ALREADY IN CUSTOMER'S POSSESSION AND NOT SUBJECT TO A CONFIDENTIALITY OBLIGATION, OBTAINED BY CUSTOMER FROM THIRD PARTIES WITHOUT RESTRICTIONS ON DISCLOSURE, INDEPENDENTLY DEVELOPED BY CUSTOMER WITHOUT REFERENCE TO CONFIDENTIAL INFORMATION, OR REQUIRED TO BE DISCLOSED BY ORDER OF A COURT OR OTHER GOVERNMENTAL ENTITY.

9.2 IN THE EVENT OF ACTUAL OR THREATENED BREACH OF THE PROVISIONS OF SECTION 9.1, NUMERICAL TECHNOLOGIES WILL HAVE NO ADEQUATE REMEDY AT LAW AND WILL BE ENTITLED TO IMMEDIATE AND INJUNCTIVE AND OTHER EQUITABLE RELIEF, WITHOUT BOND AND WITHOUT THE NECESSITY OF SHOWING ACTUAL MONEY DAMAGES.

10.  TERM AND TERMINATION
     --------------------

10.1 TERM. THIS AGREEMENT WILL TAKE EFFECT ON THE EFFECTIVE DATE AND WILL REMAIN
     ----
IN FORCE UNTIL TERMINATED IN ACCORDANCE WITH THIS AGREEMENT.

10.2 TERMINATION BY CUSTOMER. THIS AGREEMENT MAY BE TERMINATED BY CUSTOMER UPON
     -----------------------
THIRTY (30) DAYS' PRIOR WRITTEN NOTICE TO NUMERICAL TECHNOLOGIES, WITH OR WITHOUT CAUSE, PROVIDED THAT NO SUCH TERMINATION WILL ENTITLE CUSTOMER TO A REFUND OF ANY PORTION OF THE LICENSE FEE OR MAINTENANCE FEE.

10.3 TERMINATION BY NUMERICAL TECHNOLOGIES. NUMERICAL TECHNOLOGIES MAY, BY
     -------------------------------------
WRITTEN NOTICE TO CUSTOMER, TERMINATE THIS AGREEMENT IF ANY OF THE

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

FOLLOWING EVENTS ("TERMINATION EVENTS") OCCUR:

(A)  CUSTOMER FAILS TO PAY ANY AMOUNT DUE NUMERICAL TECHNOLOGIES WITHIN THIRTY
(30) DAYS AFTER NUMERICAL TECHNOLOGIES GIVES CUSTOMER WRITTEN NOTICE OF SUCH NONPAYMENT; OR

(B) CUSTOMER IS IN MATERIAL BREACH OF ANY NONMONETARY TERM, CONDITION OR PROVISION OF THIS AGREEMENT, WHICH BREACH, IF CAPABLE OF BEING CURED, IS NOT CURED WITHIN THIRTY (30) DAYS AFTER NUMERICAL TECHNOLOGIES GIVES CUSTOMER WRITTEN NOTICE OF SUCH BREACH; OR

(C) CUSTOMER (I) TERMINATES OR SUSPENDS ITS BUSINESS, (II) BECOMES INSOLVENT, ADMITS IN WRITING ITS INABILITY TO PAY ITS DEBTS AS THEY MATURE, MAKES AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS, OR BECOMES SUBJECT TO DIRECT CONTROL OF A TRUSTEE, RECEIVER OR SIMILAR AUTHORITY, OR (III) BECOMES SUBJECT TO ANY BANKRUPTCY OR INSOLVENCY PROCEEDING UNDER FEDERAL OR STATE STATUTES.

IF ANY TERMINATION EVENT OCCURS, TERMINATION WILL BECOME EFFECTIVE IMMEDIATELY OR ON THE DATE SET FORTH IN THE WRITTEN NOTICE OF TERMINATION. ANY TERMINATION OF THIS AGREEMENT WILL NOT AFFECT SECTIONS 1, 7, 8, 9, 11, 12 AND 13, WHICH SHALL SURVIVE THE TERMINATION OR EXPIRATION OF THIS AGREEMENT.

10.4 RETURN OF MATERIALS. WITHIN THIRTY (30) DAYS AFTER THE DATE OF TERMINATION
     -------------------
OR DISCONTINUANCE OF THIS AGREEMENT FOR ANY REASON WHATSOEVER, CUSTOMER SHALL RETURN THE SOFTWARE AND ALL COPIES, IN WHOLE OR IN PART, ALL DOCUMENTATION RELATING THERETO, AND ANY OTHER CONFIDENTIAL INFORMATION IN ITS POSSESSION THAT IS IN TANGIBLE FORM.

11.  NONASSIGNMENT/BINDING AGREEMENT
     -------------------------------

NEITHER THIS AGREEMENT NOR ANY RIGHTS UNDER THIS AGREEMENT MAY BE ASSIGNED OR OTHERWISE TRANSFERRED BY CUSTOMER, IN WHOLE OR IN PART, WHETHER VOLUNTARY OR BY OPERATION OF LAW, INCLUDING BY WAY OF SALE OF ASSETS, MERGER OR CONSOLIDATION, WITHOUT THE PRIOR WRITTEN CONSENT OF NUMERICAL TECHNOLOGIES, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD. SUBJECT TO THE FOREGOING, THIS AGREEMENT WILL BE BINDING UPON AND WILL INURE TO THE BENEFIT OF THE PARTIES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

12.  NOTICES
     -------

ANY NOTICE REQUIRED OR PERMITTED UNDER THE TERMS OF THIS AGREEMENT OR REQUIRED BY LAW MUST BE IN WRITING AND MUST BE (A) DELIVERED IN PERSON, (B) SENT BY FIRST CLASS REGISTERED MAIL, OR AIR MAIL, AS APPROPRIATE, OR (C) SENT BY OVERNIGHT AIR COURIER, IN EACH CASE PROPERLY POSTED AND FULLY PREPAID TO THE APPROPRIATE ADDRESS SET FORTH BELOW. NOTICES WILL BE CONSIDERED TO HAVE BEEN GIVEN AT THE TIME OF ACTUAL DELIVERY IN PERSON, THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE MAIL AS SET FORTH ABOVE, OR ONE (1) DAY AFTER DELIVERY TO AN OVERNIGHT AIR COURIER SERVICE.

13.  MISCELLANEOUS
     -------------

13.1 FORCE MAJEURE. NEITHER PARTY WILL INCUR ANY LIABILITY TO THE OTHER PARTY ON
     -------------
ACCOUNT OF ANY LOSS OR DAMAGE RESULTING FROM ANY DELAY OR FAILURE TO PERFORM ALL OR ANY PART OF THIS AGREEMENT IF SUCH DELAY OR FAILURE IS CAUSED, IN WHOLE OR IN PART, BY EVENTS, BEYOND THE CONTROL OF THE PARTIES, INCLUDING WITHOUT LIMITATION ACTS OF GOD, STRIKES, LOCKOUTS, RIOTS, ACTS OF WAR, EARTHQUAKE, FIRE AND EXPLOSIONS, BUT THE INABILITY TO MEET FINANCIAL OBLIGATIONS IS EXPRESSLY EXCLUDED.

13.2 WAIVER. ANY WAIVER OF A PARTY'S RIGHTS OR REMEDIES UNDER THIS AGREEMENT
     ------
MUST BE IN WRITING TO BE EFFECTIVE. FAILURE, NEGLECT, OR DELAY BY A PARTY TO ENFORCE THE PROVISIONS OF THIS AGREEMENT

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

OR ITS RIGHTS OR REMEDIES AT ANY TIME, WILL NOT BE CONSTRUED AND WILL NOT BE DEEMED TO BE A WAIVER OF SUCH PARTY'S RIGHTS UNDER THIS AGREEMENT.

13.3 SEVERABILITY. IF ANY TERM, CONDITION, OR PROVISION IN THIS AGREEMENT IS
     ------------
FOUND TO BE INVALID, UNLAWFUL OR UNENFORCEABLE TO ANY EXTENT, SUCH INVALID TERM, CONDITION OR PROVISION WILL BE SEVERED FROM THE REMAINING TERMS, CONDITIONS AND PROVISIONS, WHICH WILL CONTINUE TO BE VALID AND ENFORCEABLE TO THE FULLEST EXTENT PERMITTED BY LAW.

13.4 INTEGRATION. THIS AGREEMENT (INCLUDING THE EXHIBITS) CONTAINS THE ENTIRE
     -----------
AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT AND SUPERSEDES ALL PREVIOUS AGREEMENTS, EITHER ORAL OR WRITTEN, BETWEEN THE PARTIES WITH RESPECT TO SAID SUBJECT MATTER. THIS AGREEMENT MAY NOT BE AMENDED, EXCEPT BY A WRITING SIGNED BY BOTH PARTIES.

13.5 EXPORT. CUSTOMER MAY NOT EXPORT OR RE-EXPORT THE SOFTWARE WITHOUT THE PRIOR
     ------
WRITTEN CONSENT OF NUMERICAL TECHNOLOGIES OR WITHOUT THE APPROPRIATE UNITED STATES AND FOREIGN GOVERNMENT LICENSES.

13.6 PUBLICITY. CUSTOMER ACKNOWLEDGES THAT NUMERICAL TECHNOLOGIES MAY DESIRE TO
     ---------
USE ITS NAME IN PRESS RELEASES, PRODUCT BROCHURES AND FINANCIAL REPORTS INDICATING THAT CUSTOMER IS A CUSTOMER OF NUMERICAL TECHNOLOGIES, AND CUSTOMER AGREES THAT NUMERICAL TECHNOLOGIES MAY USE ITS NAME IN SUCH A MANNER, SUBJECT TO CUSTOMER'S CONSENT, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

13.7 COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS, EACH OF WHICH
     ------------
SO EXECUTED WILL BE DEEMED TO BE AN ORIGINAL AND SUCH COUNTERPARTS TOGETHER WILL CONSTITUTE ONE AND THE SAME AGREEMENT.

13.8 GOVERNING LAW. THIS AGREEMENT WILL BE INTERPRETED AND CONSTRUED IN
     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

13.9 JURISDICTION. ANY DISPUTE ARISING OUT OF THIS AGREEMENT SHALL BE RESOLVED
     ------------
IN THE STATE AND FEDERAL COURTS OF SANTA CLARA COUNTY, CALIFORNIA, AND EACH PARTY HEREBY AGREES TO THE EXCLUSIVE JURISDICTION

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS AGREEMENT.

(CUSTOMER)                                  NUMERICAL TECHNOLOGIES, INC.

BY:______________________________
                                        BY:_____________________________________


      _________________________________
(PRINT NAME AND TITLE)                              (PRINT NAME AND TITLE)

DATE: _______________                       DATE:

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

ADDRESS:                              ADDRESS:

                                      ____________________________________

                                      ____________________________________


                             KLA TENCOR CONFIDENTIAL
                                NTI CONFIDENTIAL

                                   EXHIBIT A
                                   ---------

                                   SOFTWARE

     SOFTWARE          FEES          DESIGNATED         WARRANTY       TRAINING
                                        CPU              PERIOD

NUMERITECH IC
WORKBENCH V.
1.0

EXHIBIT B
---------

                                    SUPPORT

* TELEPHONE SUPPORT: TELEPHONE SUPPORT PROVIDED 9 A.M. TO 5:30 P.M. (PST) MONDAY-FRIDAY.

* FAX-BACK SERVICE: WRITTEN RESPONSES PROVIDED TO SPECIFIC QUESTIONS, PROBLEMS AND RECOMMENDATIONS FROM LICENSEES.

* EMAIL: EMAILED RESPONSES PROVIDED TO SPECIFIC QUESTIONS, PROBLEMS AND RECOMMENDATIONS FROM LICENSEES.

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

                                   EXHIBIT J

              RAPID VIRTUAL STEPPER LICENSE TERMS AND CONDITIONS

 THIS EXHIBIT MAY BE AMENDED AT ANY TIME BY MUTUAL WRITTEN AGREEMENT EXECUTED
                BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

All license agreements for the Products granted by KLA Tencor will:

1.   State that third-parties have intellectual property rights in the Products;

2. Prohibit the use of the Products except with hardware and software supplied by KLA Tencor;

3.   Prohibit copying of the Products except for backup purposes;

4. Prohibit reverse engineering, decompilation, or other derivation of the source code of the Products (except as permitted by law);

5.   Specify that no title to the Products passes to the End User;

6.   Disclaim all third-party liability for performance of the Products;

7. Specify that the End User must return or destroy all copies of the Products upon termination of the End User license;

8. Specify that the End User has no right to transfer its license to the software except in connection with the sale of all or substantially all its assets.

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

                                   EXHIBIT K

                      MODULE LICENSE TERMS AND CONDITIONS

 THIS EXHIBIT MAY BE AMENDED AT ANY TIME BY MUTUAL WRITTEN AGREEMENT EXECUTED
                BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

All license agreements for the Products granted by KLA Tencor will:

1.   State that third-parties have intellectual property rights in the Products;

2. Prohibit the use of the Products except with hardware and software supplied by KLA Tencor;

3.   Prohibit copying of the Products except for backup purposes;

4. Prohibit reverse engineering, decompilation, or other derivation of the source code of the Products (except as permitted by law);

5.   Specify that no title to the Products passes to the End User;

6.   Disclaim all third-party liability for performance of the Products;

7. Specify that the End User must return or destroy all copies of the Products upon termination of the End User license;

8. Specify that the End User has no right to transfer its license to the software except in connection with the sale of all or substantially all its assets.

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

                                   EXHIBIT L

              ESCROW DEPOSIT INFORMATION AND DSI ESCROW AGREEMENT

 THIS EXHIBIT MAY BE AMENDED AT ANY TIME BY MUTUAL WRITTEN AGREEMENT EXECUTED
                BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

1. ESCROW DEPOSIT INFORMATION. This section describes the information that NTI will deposit into the escrow account (in addition to the source code for the Products) pursuant to the terms and conditions of Section 4.5.

     A. Detailed class diagrams showing the relationships of all classes implemented in the source code generated as part of the deliverable product. These class diagrams should show the following information:

         The names of all classes used in the libraries.

         The inheritance relationships among all classes.

         The invocation relationships among all classes.

     B. An operational description of the sequence of class/method invocations that occur in response to execution of a framework filled with the integrated modules. An invocation sequence should provide the following information.

         Begin with execution of an integrated module.

         List the sequence of primary class/method calls performed in the immediate body of the framework to access the integrated module.

         Trace each of the primary class/method calls in the framework to a sufficient depth within the integrated module to provide useful guidance information for programmer's debugging problems or making changes to the source code of the framework or the integrated module.

         Define the purpose of each of the calls in the above calling sequence so that a programmer's debugging code changes and enhancements can understand what is happening during execution.

2.   DSI ESCROW AGREEMENT

                               [TO BE ATTACHED].

                            KLA TENCOR CONFIDENTIAL
                               NTI CONFIDENTIAL

LETTER AGREEMENT REGARDING DELIVERABLES
January 9, 1998

Re: Software Production and Distribution Agreement between KLA Tencor and Numerical Technologies, dated 1/9/98

In the Software Production and Distribution Agreement, dated 1/9/98, it is stated in section 2.2 that Numerical Technologies will deliver Deliverables which represent the "prototype" of the RAPID Virtual Stepper and the Modules. This letter confirms that both parties understand a "prototype" to mean a version of the software which meets basic conditions outlined in the Specifications but does not meet all the Specifications. For the RAPID Virtual Stepper, this is understood to mean a version of the existing Virtual Stepper which functions in a UNIX environment like that of the KLA 90 product series. For the Modules, these are understood to be software programs which execute the functions described in the Specifications and whose features are limited in scope to only those functions.

In the Software Production and Distribution Agreement, dated 1/9/98, it is stated in section 2.2 that Numerical Technologies will deliver Deliverables which represent the "final, completed version" of the RAPID Virtual Stepper and the Modules. This letter confirms that both parties understand this to mean a version of the software which meets all the conditions outlined in the Specifications but has not been refined or improved to a version suitable for final End User acceptance. This corresponds to what KLA Tencor would typically refer to as the delivery of an "Engineering Alpha" version to KLA Tencor. This corresponds to what NTI would typically call a "Customer Ready Beta Version", which means that the version is ready for delivery to a beta customer for evaluation, and that some further refinement and improvement is still expected to be implemented after this evaluation.

/s/ Edward C. Grady            1-9-98      /s/ Yagyensh C. Pati         1-9-98
---------------------------    ------      ---------------------------  ------
Ed Grady                       Date        Yagyensh Pati                Date
General Manager, RAPID Division            Numerical Technologies CEO
KLA Tencor Vice President

/s/ Frank Schellenberg         1/9/98      /s/ L. Gletzer               1/9/98
---------------------------    ------      ---------------------------  ------
Frank Schellenberg             Date        Larry Gletzer                Date
Analysis Product Manager,                  Numerical Technologies V.P. Sales
RAPID Division, KLA Tencor

Cc:  Mark Merrill                  KLA Tencor
     Lisa Berry                    KLA Tencor
     Janice Fall                   Wilson Sonsini Goodrich and Rosati

                                                                       EXHIBIT B

                       DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name: NUMERICAL TECHNOLOGIES, INC.
                        ----------------------------

Account Number 1421007-00001
               -------------

Product Name: VIRTUAL STEPPTER SYSTEM                           Version: 1.0B3
              -----------------------                                    -----
(Product Name will appear on Account History report)

DEPOSIT MATERIAL DESCRIPTION:
Quantity Media Type & Size           Label Description of Each Separate Item
                           (Please use other side if additional space is needed)

_____             Disk 3.5" or _____

1                 DAT tape 4mm             VIRTUAL STEPPER SYSTEM
-                          -
_____             CD-ROM                   FILENAME: DRWBSRC.TAR 10,181KB 3-4-99

_____             Data cartridge tape _____          VSSLIBKLA.ZIP  284KB 3-4-99

_____             TK 70 or _____ tape      Date: 3-4-99 For KLA-Tencor

_____             Magnetic tape _____      NUMERICAL TECHNOLOGIES, INC.

_____             Documentation

_____             Other ________________________


PRODUCT DESCRIPTION:
Operating System: SUN SOLARIS V2.51
                  -----------------
Hardware Platform: ULTRA SPARC
                   -----------

DEPOSIT COPYING INFORMATION:
Is the media encrypted? Yes/No If yes, please include any passwords and the decryption tools.
Encryption tool name _____________________________ Version ____________________

Hardware required __________________________________________________
Software required __________________________________________________

I certify for DEPOSITOR that the above described DSI has inspected and accepted the above. deposit materials have been transmitted to DSI: materials (any exceptions are noted above):

Signature _______________________          Signature /s/ Christie Woodward
Print Name ______________________          Print Name Christie Woodward
                                                      -----------------
Date ____________________________          Date Accepted 3-25-99
                                                         -------
                                           Exhibit B# 1
                                                      -

Send materials to: DSI, 9555 Chesapeake Dr. #200, San Diego, CA 92123 (619) 694-1900

                                                                       EXHIBIT B

                       DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name _________________________________________________________

Account Number _________________________________________________________________

Product Name _____________________________________ Version _____________________
(Product Name will appear on Account History report)

DEPOSIT MATERIAL DESCRIPTION:
Quantity Media Type & Size        Label Description of Each Separate Item
                           (Please use other side if additional space is needed)

______            Disk 3.5" or ________

______            DAT tape _____ mm

______            CD-ROM

______            Data cartridge tape _____

______            TK 70 or _____ tape

______            Magnetic tape _____

______            Documentation

______            Other _________________

PRODUCT DESCRIPTION:
Operating System ______________________________________________________________
Hardware Platform _____________________________________________________________

DEPOSIT COPYING INFORMATION:
Is the media encrypted? Yes/No If yes, please include any passwords and the decryption tools.

Encryption tool name_______________________________ Version ___________________

Hardware required______________________________________________________________
Software required _____________________________________________________________

I certify for DEPOSITOR that the above described DSI has inspected and accepted the above Deposit Materials have been transmitted to DSI: materials (any exceptions are noted above):

Signature __________________________     Signature_____________________________
Print Name _________________________     Print Name ___________________________
Date _______________________________     Date Accepted ________________________
                                         Exhibit B#____________________________

Send materials to: DSI, 9555 Chesapeake Dr. #200, San Diego, CA 92123 (619) 694-1900

(c) 1983, 1999 DSI

                        DSI TECHNOLOGY ESCROW SERVICES
                           An Iron Mountain Company

DSI TECHNOLOGY ESCROW SERVICES
9555 CHESAPEAKE DRIVE, SUITE 200
SAN DIEGO, CA 92123
TELEPHONE: 619 694-1900
FAX: 619 694-1919
www.dsiescrow.com

DSI TECHNOLOGY ESCROW SERVICES(R)
An Iron Mountain Company

March 25, 1999

Yagyensh C. Pati
Numerical Technologies, Inc.
2630 Walsh Avenue
San Jose, CA 95051-0905

Re:  Escrow Documents and Initial Deposit
     Account Number: 1421007-00001

Dear Yagyensh C. Pati:

DSI has received Numerical Technologies' Escrow Agreement with KLA-Tencor Corporation as well as the initial deposit, thank you. A copy of the executed Agreement and Exhibit B are enclosed. Also enclosed for your future use are blank Exhibit B's. Please reference the above account number on any Exhibit B you submit.

An Account History report will be sent to you periodically to help you stay in compliance with your contractual commitments.

Thank you for trusting DSI to protect your software assets. If you need further assistance, please contact Jennifer J. Buckloh, Account Representative, who may be reached at (415) 398-7900.

Yours very truly,

/s/Christie Woodward
Christie Woodward
Senior Contract Administrator

Enclosures

cc:  Lisa C. Polli-Benbow, DSI